SAVOS INVESTMENTS TRUST (“Savos”)
Savos Dynamic Hedging Fund (the “Fund”)

SUPPLEMENT TO THE PROSPECTUS
DATED JANUARY 31, 2016

The date of this Supplement is May 2, 2016

Aquiline Capital Partners LLC (“Aquiline”) and Genstar Capital Management, LLC (“Genstar”), the parent companies of AssetMark, Inc. (“AssetMark”), the Fund’s investment advisor, have agreed to enter into a transaction (the “Transaction”) whereby Aquiline and Genstar would sell AssetMark and certain affiliates of AssetMark to HTSC1.  The Transaction is expected to close before the end of 2016, subject to customary closing conditions, including requisite regulatory approvals.

The Transaction will cause certain agreements for the Fund to automatically terminate as required by law, including the investment advisory agreement between AssetMark and Savos, on behalf of the Fund.  The Board of Trustees of Savos has approved a new investment advisory agreement for the Fund.

The Board of Trustees of Savos has determined to present the new investment advisory agreement to shareholders for their approval.  A meeting of the shareholders of record of the Fund as of May 2, 2016 is scheduled to be held on or about June 30, 2016.  In advance of the meeting, shareholders entitled to vote at the meeting will receive proxy materials discussing the Transaction in greater detail and including, among other information, a form of the new investment advisory agreement.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

1 HTSC is Huatai Securities Co., Ltd.